Business Combinations and Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Components of Discontinued operations

Discontinued operations consist of the following:

years ended December 31
(add 000)	2012	2011	2010
Net sales	$53	$64,645	$75,493

Pretax loss on operations	$(402)	$(3,778)	$(1,658)
Pretax (loss) gain on disposals	(354)	9,986	(4)
Pretax (loss) gain	(756)	6,208	(1,662)
Income tax (benefit) expense	(320)	2,207	(1,570)
Net (loss) earnings	$(436)	$4,001	$(92)